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                                                                  Exhibit (A)(5)

                          NOTICE OF GUARANTEED DELIVERY

                                       FOR

                     TENDER OF SHARES OF CLASS A COMMON STOCK
                             AND CLASS B COMMON STOCK

                                        OF

                           DEKALB GENETICS CORPORATION

                                        TO

                           CORN ACQUISITION CORPORATION
                            A WHOLLY-OWNED SUBSIDIARY

                                        OF

                                 MONSANTO COMPANY

                    (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     As set forth in Section 3 of the Offer to Purchase, dated May 15, 1998 (the "Offer to Purchase"), this Notice of Guaranteed Delivery or one substantially equivalent hereto must be used to accept the Offer (as defined below) if certificates ("Share Certificates") representing shares of Class A Common Stock, without par value, or Class B Common Stock, without par value (collectively, the "Shares"), of DEKALB Genetics Corporation, a Delaware corporation (the "Company"), are not immediately available, if time will not permit all required documents to reach First Chicago Trust Company of New York (the "Depositary") on or prior to the expiration of the Offer (as defined in the Offer to Purchase), or if the procedures for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or sent by facsimile transmission or mail to the Depositary.

                        The Depositary for the Offer is:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

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
             By Mail:                    By Overnight Courier:                     By Hand:
   First Chicago Trust Company        First Chicago Trust Company        First Chicago Trust Company
           of New York                        of New York                        of New York
  Attention: Tenders & Exchanges     Attention: Tenders & Exchanges     Attention: Tenders & Exchanges
  P.O. Box 2569, Suite 4660-UTP              Suite 4680-UTP                   c/o THE DEPOSITORY
    Jersey City, NJ 07303-2569         14 Wall Street, 8th Floor                TRUST COMPANY
                                           New York, NY 10005              55 Water Street, DTC TAD
                                                                       Vietnam Veterans Memorial Plaza
                                                                              New York, NY 10041
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                           By Facsimile Transmission:
                                 (201) 222-4720
                                       or
                                 (201) 222-4721

                             Confirm by Telephone:
                                 (201) 222-4707

     Delivery of this Notice of Guaranteed Delivery to an address other than as set forth above or transmission of instructions via a facsimile transmission to a number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto (see Instructions 1 and 5 of the Letter of Transmittal), such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.
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  Ladies and Gentlemen:

       The undersigned hereby tenders to Corn Acquisition Corporation, a Delaware corporation (the "Purchaser")
  and a wholly-owned subsidiary of Monsanto Company, a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 15, 1998 (the "Offer to Purchase"), and in the related
  Letter of Transmittal (which together with any amendments or supplements thereto collectively constitute the
  "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase.
-----------------------------------------------------------------------------------------------------------------

  Number of Shares of Class A Common Stock                  Name(s) of Record Holder(s):
  ---------------------------------------------             ---------------------------------------------------
                                                            ---------------------------------------------------
  Number of Shares of Class B Common Stock                  PLEASE PRINT
  ---------------------------------------------
                                                            Address(es):------------------------------------
  Certificate Nos. (if available)                           ---------------------------------------------------
                                                            INCLUDE ZIP CODE
-----------------------------------------------------
                                                            Area Code and Tel. No.: -----------------------
  Check box if Shares will be tendered by book-entry
  transfer:                                                 Signature(s): -----------------------------------
                                                            ---------------------------------------------------
  [ ] The Depository Trust Company                          ---------------------------------------------------
                                                            Dated:
  Account Number: --------------------------------
-----------------------------------------------------------------------------------------------------------------
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                                      THE GUARANTEE BELOW MUST BE COMPLETED
                                                    GUARANTEE
                                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

       The undersigned, a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program, hereby guarantees to deliver to the Depositary at one of its addresses set forth above either the certificates representing all tendered Shares, in proper form for transfer, a Book-Entry Confirmation (as defined in the Offer to Purchase), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees, or, in the case of book-entry transfer of Shares, an Agent's
  Message (as defined in the Offer to Purchase), and all other documents required by the Letter of Transmittal, all within three NYSE trading days after the date of execution of this Notice of Guaranteed Delivery. A "NYSE trading day" is any day on which The New York Stock Exchange, Inc. is open for business.
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                                                            ---------------------------------------------------
  Name of Firm ------------------------------------         AUTHORIZED SIGNATURE
  Address-------------------------------------------        Name:------------------------------------------
                                                            PLEASE PRINT
-----------------------------------------------------
  INCLUDE ZIP CODE                                          Title:--------------------------------------------
  Area Code and Tel. No.: -------------------------         Date:
-----------------------------------------------------------------------------------------------------------------
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NOTE:  DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE OF GUARANTEED DELIVERY.
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.